Exhibit 23



               Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-79399 and No. 333-
9020) pertaining to The BP America Capital Accumulation Plan of BP Amoco p.l.c. of our report dated June 18, 1999, with respect to the financial statements of The BP America
Capital Accumulation Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.





                                        ERNST & YOUNG LLP





Cleveland, Ohio
June 18, 1999







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